POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 3, 2018

/s/ Brian R. Bohaty
Brian R. Bohaty
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Executive Vice President and Chief Investment and Corporate Strategy Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2018

/s/ John E. Dugenske
John E. Dugenske
Director, Executive Vice President
and Chief Investment and
Corporate Strategy Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Senior Vice President and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2018

/s/ Eric K. Ferren
Eric K. Ferren
Senior Vice President
and Controller

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company constitutes and appoints Mary Jane Fortin and Steven E. Shebik and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 12, 2018

/s/ Angela K. Fontana
Angela K. Fontana
Director, Vice President,
General Counsel and Secretary

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2018

/s/ Mary Jane Fortin
Mary Jane Fortin
Director and President

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2018

/s/ Mario Imbarrato
Mario Imbarrato
Director, Vice President and
Chief Financial Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2018

/s/ Katherine A. Mabe
Katherine A. Mabe
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Executive Vice President and Treasurer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2018

/s/ Jesse E. Merten
Jesse E. Merten
Director, Executive Vice
President and Treasurer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 3, 2018

/s/ Julie Parsons
Julie Parsons
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Group Vice President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2018

/s/ Samuel H. Pilch
Samuel H. Pilch
Director and Senior Group
Vice President

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2018

/s/ Mario Rizzo
Mario Rizzo
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 3, 2018

/s/ P. John Rugel
P. John Rugel
Director and Senior
Vice President

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2018

/s/ Glenn T. Shapiro
Glenn T. Shapiro
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 3, 2018

/s/ Steven E. Shebik
Steven E. Shebik
Director and Chief
Executive Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2018

/s/ Brian P. Stricker
Brian P. Stricker
Director and Senior Vice
President

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2018

/s/ Thomas J. Wilson
Thomas J. Wilson
Director and Chairman
of the Board